EXHIBIT 99
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 CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350, AS ADOPTED TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
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In connection with the Annual Report of Photo Control Corporation (the
"Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     PHOTO CONTROL CORPORATION

Date: March 7, 2003                  By/s/Curtis R. Jackels
                                     Curtis R. Jackels
                                     Chief Executive Officer,
                                     President and Director
                                     (principal executive and financial officer)






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